                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 12, 2002
                                        -----------------




                      CAPITAL ONE AUTO FINANCE TRUST 2001-B
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


           Virginia                             0-25762                  54-1719855
--------------------------------             --------------         --------------------
(State or other jurisdiction of               (Commission              (IRS Employer
        incorporation)                        File Number)           Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                  --------------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The January 2002 Monthly Servicer Report to investors were distributed February 12, 2002.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                   CAPITAL ONE AUTO FINANCE TRUST 2001-B

                                         By:  CAPITAL ONE BANK
                                              Servicer


                                         By:  /s/David M. Willey
                                             -----------------------------------
                                              David M. Willey
                                              Senior Vice President of Corporate
                                              Financial Management

Date: February 12, 2002

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                   Class A-3 LIBOR + 0.22 % Asset Backed Notes
                       Class A-4 4.88 % Asset Backed Notes
                        Class B 8.00 % Asset Backed Notes
                       Preliminary Servicer's Certificate


------------------------------------------------       -----------------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:              12/20/01                                         CUT-OFF        CLOSING           ORIGINAL
MONTHLY PERIOD ENDING:                  1/31/02        PURCHASES             UNITS        DATE           DATE          POOL BALANCE
PREV. DISTRIBUTION/CLOSE DATE:         12/20/01        -----------------------------------------------------------------------------
DISTRIBUTION DATE:                      2/15/02        INITIAL PURCHASE     65,540       12/17/01       12/20/01       $968,378,181
DAYS OF INTEREST FOR PERIOD:                 57        SUB. PURCHASE #1     10,047         1/7/02         1/9/02        159,590,908
DAYS IN COLLECTION PERIOD:                   43        SUB. PURCHASE #2      6,249        1/18/02        1/22/02         98,874,958
MONTHS SEASONED:                              1
------------------------------------------------                           ---------------------------------------------------------
                                                       TOTAL                81,836                                $1,226,844,047.57
                                                       -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

     {1}   Beginning of period Aggregate Principal Balance                               {1}                        $968,378,181.13
                                                                                                                 ------------------

     {2}   Purchase of Subsequent Receivables                                            {2}                         258,465,866.44
                                                                                                                 ------------------

           Monthly Principal Amounts

               {3}   Regular Principal Received                                          {3}     16,777,527.30
                                                                                               ---------------
               {4}   Prepaid Principal Received                                          {4}      9,069,550.77
                                                                                               ---------------
               {5}   Defaulted Receivables Deposit Amount                                {5}         62,149.43
                                                                                               ---------------
               {6}   Principal Portion of Repurchased Receivables                        {6}        964,063.88
                                                                                               ---------------
               {7}   Cram Down Losses and Other Non-Cash Adjustments                     {7}          1,069.52
                                                                                               ---------------

               {8}   Total Monthly Principal Amounts                                     {8}                          26,874,360.90
                                                                                                                 ------------------

     {9}   End of period Aggregate Receivable Balance                                    {9}                      $1,199,969,686.67
                                                                                                                 ==================
    {10}   Pool Factor   ( {9} / Original Pool Balance)                                  {10}                                0.9781

------------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD NOTE BALANCE CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                       -------------------------------------------------------
                                                                         CLASS A-1           CLASS A-2          CLASS A-3
                                                                         ---------           ---------          ---------
                                                                       -------------------------------------------------------
    {11}   Original Note Balance                                {11}   $180,000,000        $230,000,000        $580,000,000
                                                                       -------------------------------------------------------

    {12}   Beginning of period Note Balance                     {12}    180,000,000         230,000,000         580,000,000
                                                                       -------------------------------------------------------

    {13}   Noteholders' Principal Distributable Amount          {13}     24,858,784                   0                   0
    {14}   Noteholders' Accelerated Principal Amount            {14}              0                   0                   0
    {15}   Optional Note Redemption Principal Amount            {15}              0                   0                   0
                                                                       -------------------------------------------------------

    {16}   End of period Note Balance                           {16}    155,141,216         230,000,000         580,000,000
                                                                       =======================================================

    {17}   Note Pool Factors  ( {16} / {11} )                   {17}         0.8619              1.0000              1.0000
                                                                       =======================================================


                                                                      -------------------------------------------------------
                                                                          CLASS A-4           CLASS B              TOTAL
                                                                          ---------           -------              -----
                                                                      -------------------------------------------------------
    {11}   Original Note Balance                                {11}    $210,000,000        $77,830,000       $1,277,830,000
                                                                      -------------------------------------------------------

    {12}   Beginning of period Note Balance                     {12}     210,000,000         77,830,000       $1,277,830,000
                                                                      -------------------------------------------------------

    {13}   Noteholders' Principal Distributable Amount          {13}               0            537,487           25,396,271
    {14}   Noteholders' Accelerated Principal Amount            {14}               0          5,310,308            5,310,308
    {15}   Optional Note Redemption Principal Amount            {15}               0                  0                    0
                                                                      -------------------------------------------------------

    {16}   End of period Note Balance                           {16}     210,000,000         71,982,205       $1,247,123,421
                                                                      =======================================================

    {17}   Note Pool Factors  ( {16} / {11} )                   {17}          1.0000             0.9249               0.9760
                                                                      =======================================================

------------------------------------------------------------------------------------------------------------------------------------
III.       RECONCILIATION OF PRE-FUNDING ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

    {18}   Beginning of period Pre-Funding Account balance                               {18}                       $328,919,116.16
                                                                                                                 ------------------
    {19}      Purchase of Subsequent Receivables                                         {19}   258,465,866.44
                                                                                               ---------------
    {20}      Investment Earnings                                                        {20}       526,838.23
                                                                                               ---------------
    {21}      Investment Earnings Transfer to Collections Account                        {21}      (526,838.23)
                                                                                               ---------------
    {22}      Payment of Mandatory Prepayment Amount                                     {22}             0.00
                                                                                               ---------------
    {23}   End of period Pre-Funding Account balance                                     {23}                        $70,453,249.72
                                                                                                                 ------------------

------------------------------------------------------------------------------------------------------------------------------------
IV.        RECONCILIATION OF COLLECTION ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

Available Funds:
               {24}       Scheduled and Prepayment Principal Cash Received               {24}    25,847,078.07
                                                                                               ---------------
               {25}       Liquidation Proceeds Collected during period                   {25}        15,357.00
                                                                                               ---------------
               {26}       Receivables Repurchase Amounts                                 {26}       964,063.88
                                                                                               ---------------
               {27}       Interest and Fees Collected on Receivables                     {27}    23,804,599.54
                                                                                               ---------------
               {28}       Recoveries on Previously Defaulted Receivables                 {28}             0.00
                                                                                               ---------------
               {29}       Advances from the Reserve Fund                                 {29}             0.00
                                                                                               ---------------
                          Investment Earnings on Trust Accounts
               {30}         Collection Account                                           {30}        37,785.72
                                                                                               ---------------
               {31}         Transfer from Reserve Fund                                   {31}        11,328.48
                                                                                               ---------------
               {32}         Transfer from Pre-Funding Account                            {32}       526,838.23
                                                                                               ---------------
               {33}       Net Swap Receipts                                              {33}             0.00
                                                                                               ---------------
               {34}       Optional Note Redemption Prepayment Amount                     {34}             0.00
                                                                                               ---------------
               {35}       Total Available Funds                                          {35}                         51,207,050.92
                                                                                                                 ------------------

DISTRIBUTIONS:
               {36}       Trustees' Fees                                                 {36}             0.00
                                                                                               ---------------
               {37}       Servicing Fees                                                 {37}     3,943,546.66
                                                                                               ---------------
               {38}       Net Swap Payments                                              {38}     1,556,655.56
                                                                                               ---------------


                          Class A Noteholders' Note Interest
                          -------------------------------------------------------------------------------
                                       BEGINNING          NTEREST                              CALCULATED
                            CLASS     NOTE BALANCE         RATE      DAYS     DAYS BASIS        INTEREST
                          -------------------------------------------------------------------------------
               {39}           A-1      $180,000,000       1.85875%    57    Actual days/360      $529,744    {39}       529,743.75
                                                                                                                  ----------------
               {40}           A-2      $230,000,000       2.60000%    55        30/360            913,611    {40}       913,611.11
                                                                                                                  ----------------
               {41}           A-3      $580,000,000  LIBOR + 0.22%    57    Actual days/360     1,976,713    {41}     1,976,712.50
                                                                                                                  ----------------
               {42}           A-4      $210,000,000       4.88000%    55        30/360          1,565,667    {42}     1,565,666.67
                          --------------------------------------------------------------------------------        ----------------


               {43}       Note Insurer Premiums                                                              {43}             0.00
                                                                                                                   ---------------
               {44}       Reimbursement Obligations due Note Insurer                                         {44}             0.00
                                                                                                                   ---------------


                          Class B Noteholders' Primary Note Interest
                          -------------------------------------------------------------------------------
                                       BEGINNING          NTEREST                              CALCULATED
                            CLASS     NOTE BALANCE         RATE      DAYS     DAYS BASIS        INTEREST
                          -------------------------------------------------------------------------------
               {45}        Class B     $77,830,000        8.00000%    55         30/360          951,226     {45}  951,225.56
                          -------------------------------------------------------------------------------

               {46}       Class A Noteholders' Principal Payment Amount                  {46}    24,858,783.83
                                                                                               ---------------
               {47}       Accrued and Unpaid Premium and Reimbursement Obligations, due
                           Note Insurer                                                  {47}             0.00
                                                                                               ---------------
               {48}       Deposit to Reserve Account, to Required Level                  {48}     9,063,310.41
                                                                                               ---------------
               {49}       Class A Noteholder's Accelerated Principal Amount (if in an
                            event of default under the indenture or, under certain
                            circumstances, an insurance agreement event of default)      {49}             0.00
                                                                                               ---------------
               {50}       Class B Noteholders' Principal Payment Amount                  {50}       537,487.22
                                                                                               ---------------
               {51}       Class B Noteholder's Accelerated Principal Amount              {51}     5,310,307.65
                                                                                               ---------------
               {52}       Optional Note Redemption Amount                                {52}             0.00
                                                                                               ---------------
               {53}       Swap Termination Payment                                       {53}             0.00
                                                                                               ---------------
               {54}       Other Amounts Due to the Trustees                              {54}             0.00
                                                                                               ---------------
               {55}       Servicer Transition Expenses                                   {55}             0.00
                                                                                               ---------------
               {56}       Indenture Trustee Title Expenses                               {56}             0.00
                                                                                               ---------------
               {57}       Class B Excess Interest                                        {57}             0.00
                                                                                               ---------------
               {58}       Distribution to the equity certificate holder                  {58}             0.00
                                                                                               ---------------
    {59}   Total Distributions                                                           {59}                         51,207,050.92
                                                                                                                 ==================

------------------------------------------------------------------------------------------------------------------------------------
V.         RECONCILIATION OF RESERVE ACCOUNT:
------------------------------------------------------------------------------------------------------------------------------------

    {60}   BEGINNING OF PERIOD RESERVE ACCOUNT BALANCE                                   {60}                         $4,564,841.01
                                                                                                                 ------------------

           DEPOSITS TO RESERVE ACCOUNT
               {61}       Investment Earnings                                            {61}        11,328.48
                                                                                               ---------------
               {62}       Deposits Related to Subsequent Receivables Purchases           {62}       636,472.19
                                                                                               ---------------
               {63}       Total Additions                                                {63}                           $647,800.67
                                                                                                                 ------------------

           PRIORITY WITHDRAWALS FROM RESERVE ACCOUNT
               {64}       Transfer of Investment Earnings to Collection Account          {64}       (11,328.48)
                                                                                               ---------------
               {65}       Advances to Collection Account - Priority (1) through (7)      {65}                -
                                                                                               ---------------
               {66}       Total Priority Withdrawals                                     {66}                           ($11,328.48)
                                                                                                                 ------------------

    {67}   RESERVE ACCOUNT SUBTOTAL                                                      {67}                         $5,201,313.20
                                                                                                                 ------------------
               {68}       Reserve Account Requirement                                    {68}    14,264,623.61
                                                                                               ---------------
               {69}       Reserve Account Shortfall / Excess                             {69}    (9,063,310.41)
                                                                                               ---------------
    {70}   DEPOSIT TO RESERVE FUND, TO REQUIRED LEVEL                                    {70}                         $9,063,310.41
                                                                                                                 ------------------
    {71}   RESERVE ACCOUNT PRIMARY BALANCE                                               {71}                        $14,264,623.61
                                                                                                                 ------------------

           SUBORDINATE WITHDRAWALS FROM RESERVE ACCOUNT
               {72}       Advances to Collection Account - Priority (10), (16) and (17)
                           (limited to excess amounts on deposit)                        {72}                -
                                                                                               ---------------
               {73}       Advances to Collection Account - Priority (12) through (15)    {73}                -
                                                                                               ---------------
               {74}       Return of Excess to Equity Certificate Holder                  {74}                -
                                                                                               ---------------
               {75}       Total Subordinate Withdrawals                                  {75}                                     -
                                                                                                                 ------------------

    {76}   END OF PERIOD RESERVE ACCOUNT BALANCE                                         {76}                         14,264,623.61
                                                                                                                 ==================

------------------------------------------------------------------------------------------------------------------------------------
VI.        CALCULATION OF RESERVE ACCOUNT REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------------

           IF PRIOR TO ACCELERATED RESERVE FUND EVENT:

                     Lesser of:
               {77}            (1) Ending Aggregate Note Balance                         {77}                      1,247,123,421.30
                                                                                                                 ------------------
                       -or--
               {78}            (2) 1.0% of 98.5% of Original Receivable Balance plus
                                   $2,180,209.74 to cover Negative Arbitrage             {78}                         14,264,623.61
                                                                                                                 ------------------

                                                                                                                 ------------------
               {79}                REQUIREMENT                                           {79}                         14,264,623.61
                                                                                                                 ------------------

           IF ACCELERATED RESERVE FUND EVENT:

                     Lesser of:
               {80}            (1) Ending Aggregate Note Balance                         {80}                      1,247,123,421.30
                                                                                                                 ------------------
                       -or--
                               (2) Greater of:

               {81}                (a) 3.0% of 98% of Original Receivable Balance        {81}    36,069,215.00
                                                                                               ---------------
               {82}                     -or--                                            {82}                         69,098,303.51
                                                                                                                 ------------------
               {83}                (b) 6.0% of 98% of Current Outstanding Class A
                                       Note Principal Balance                            {83}    69,098,303.51
                                                                                               ---------------

                                                                                                                 ------------------
               {84}                REQUIREMENT                                           {84}                         69,098,303.51
                                                                                                                 ------------------


------------------------------------------------------------------------------------------------------------------------------------
VII.       CALCULATION OF PRINCIPAL PAYMENT AMOUNTS
------------------------------------------------------------------------------------------------------------------------------------

               {85}       Principal Collections                                          {85}     26,874,360.90
                                                                                               ----------------

               {86}       End of Period Aggregate Receivables Balance                    {86}  1,199,969,686.67
                                                                                               ----------------
               {87}       Required O/C Margin (as Specified in Trust Indenture)          {87}     17,999,545.30
                                                                                               ----------------
               {88}       Required Maximum Ending Aggregate Class A Principal Balance
                           (line {83} - {84})                                            {88}  1,181,970,141.37
                                                                                               ----------------

               {89}       Class A Aggregate Oustanding Principal Balance (Start of
                            Period)                                                      {89}  1,200,000,000.00
                                                                                               ----------------
                          Less:
               {90}       Allocable to Class A Notes (line {82} X 92.5%)                 {90}     24,858,783.83
                                                                                               ----------------
               {91}       Preliminary Class A Ending Balance                             {91}  1,175,141,216.17
                                                                                               ----------------
               {92}       Payment Amount Necessary to Reduce Class A Balance to
                            Required Level (line {88} - {85})                            {92}              0.00
                                                                                               ----------------

                                                                                                                 ------------------
               {93}       Class A Principal Payment Amount (line {87} + {89})            {93}                         24,858,783.83
                                                                                                                 ------------------

                                                                                                                 ------------------
               {94}       Class B Principal Payment Amount (line {82} X 2.00%)           {94}                            537,487.22
                                                                                                                 ------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Servicer's Report as dated above.




                              OFFICERS' CERTIFICATE

                                The undersigned hereby certifies that ( i ) he
                          or she is an Authorized Officer of Captial One Auto Finance ( the "Servicer" ), and ( ii ) Exhibit A hereto complies with the requirements of, and is being delivered pursuant to, Section 2.02 ( c ) of the Servicing Agreement ( the "Servicing Agreement" ) dated as of July 26, 2001 by and among Captial One Auto Finance Trust 2001-A, as the Issuer, Wells Fargo Bank Minnesota, National Association, Trustee, and the Servicer.


                          CAPITAL ONE AUTO FINANCE



                          Capital One Auto Finance, as Servicer


                          By:
                                          ----------------------------------
                          Name:           Stuart Levy
                          Title:          Manager of Global Trust Reporting
                          Date:           02/15/02

                         CAPITAL ONE AUTO FINANCE TRUST
                Automobile Receivable-Backed Notes, Series 2001-B
                     Class A-1 1.85875 % Asset Backed Notes
                       Class A-2 2.60% Asset Backed Notes
                   Class A-3 LIBOR + 0.22 % Asset Backed Notes
                       Class A-4 4.88 % Asset Backed Notes
                        Class B 8.00 % Asset Backed Notes
                             Servicer's Certificate


---------------------------------------------------------------------
MONTHLY PERIOD BEGINNING:                                   12/20/01
MONTHLY PERIOD ENDING:                                       1/31/02
PREV. DISTRIBUTION/CLOSE DATE:                              12/20/01
DISTRIBUTION DATE:                                           2/15/02
DAYS OF INTEREST FOR PERIOD:                                      57
DAYS IN COLLECTION PERIOD:                                        43
MONTHS SEASONED:                                                   1
---------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS A-1           CLASS A-2          CLASS A-3
                                                                ---------           ---------          ---------
    {1}    Original Note Balance                        {1}    $180,000,000        $230,000,000       $580,000,000
-------------------------------------------------------------------------------------------------------------------


    {2}    Beginning of period Note Balance             {2}    $180,000,000        $230,000,000       $580,000,000

    {3}    End of period Note Balance                   {3}    $155,141,216        $230,000,000       $580,000,000
                                                              =====================================================

    {4}    Note Pool Factors  {3} / {1}                 {4}          0.862                1.000              1.000
                                                              =====================================================


-------------------------------------------------------------------------------------------------------------------------
I.         MONTHLY PERIOD NOTE BALANCE CALCULATION:             CLASS A-4             CLASS B                 TOTAL
                                                                ---------             -------                 -----
    {1}    Original Note Balance                        {1}    $210,000,000         $77,830,000           $1,277,830,000
-------------------------------------------------------------------------------------------------------------------------


    {2}    Beginning of period Note Balance             {2}    $210,000,000         $77,830,000           $1,277,830,000

    {3}    End of period Note Balance                   {3}    $210,000,000         $71,982,205           $1,247,123,421
                                                              ===========================================================

    {4}    Note Pool Factors  {3} / {1}                 {4}           1.000               0.925                    0.976
                                                              ===========================================================


------------------------------------------------------------------------------------------------------------------------------------
II.        MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               ------------------------------------
                                                                                                    CUMULATIVE               PERIOD
                                                                                               ------------------------------------
     {5}   Beginning number of Receivables                                                {5}           65,540               65,540
     {6}   Number of Subsequent Receivables Purchased                                     {6}           16,296               16,296
     {7}   Number of Receivables Defaulted during period                                  {7}                4                    4
     {8}   Number of Receivables becoming Purchased Receivables during period             {8}               59                   59
     {9}   Number of Receivables paid off during period                                   {9}              740                  740
                                                                                               ------------------------------------
    {10}   Ending number of Receivables                                                  {10}           81,033               81,033
                                                                                               ------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
III.       STATISTICAL DATA: (CURRENT AND HISTORICAL)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     ----------------------------------------------
                                                                                       ORIGINAL    PREV. MONTH              CURRENT
                                                                                     ----------------------------------------------
    {11}   Weighted Average APR of the Receivables                              {11}     16.59%           #N/A               16.41%
    {12}   Weighted Average Remaining Term of the Receivables                   {12}     59.07            #N/A                59.75
    {13}   Weighted Average Original Term of Receivables                        {13}     61.55           61.55                61.55
    {14}   Average Receivable Balance                                           {14}   $14,775            #N/A              $14,808
                                                                                     ----------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
IV.        DELINQUENCY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     ----------------------------------------------
Receivables with Scheduled Payment delinquent                                            UNITS         DOLLARS           PERCENTAGE
                                                                                     ----------------------------------------------
    {15}    31-60 days                                                          {15}     1,673      25,116,331                2.59%
    {16}    61-90 days                                                          {16}       229       3,455,812                0.36%
    {17}    91-120 days                                                         {17}         2          30,202                0.00%
                                                                                     ----------------------------------------------
    {18}    Receivables with Scheduled Payment delinquent more than 60 days
              at end of period                                                  {18}       231      $3,486,014                0.36%
                                                                                     ----------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
V.         PERFORMANCE TESTS:
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY RATIO
    {19}   Receivables with Scheduled Payment delinquent more than 60 days at end of
             period (line {18})                                                          {19}       $3,486,014
                                                                                               ---------------
    {20}   Beginning of period Principal Balance                                         {20}      968,378,181
                                                                                               ---------------

    {21}   Delinquency Ratio {16} + {17} divided by {20}                                 {21}                                  0.36%
                                                                                                                 ------------------
    {22}   Previous Monthly Period Delinquency Ratio                                     {22}                                  #N/A
                                                                                                                 ------------------
    {23}   Second previous Monthly Period Delinquency Ratio                              {23}                                  #N/A
                                                                                                                 ------------------

    {24}   Average Delinquency Ratio ({21} + {22} + {23}) / 3                            {24}                                  0.36%
                                                                                                                 ------------------

           ------------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger? (Average Delinquency Ratio
             is less than or equal to 3% months 1-12, 4% months 13-24 and 5% thereafter)                                Yes
           Complaince with Insurance Agreement Event of Default? (Average Delinquency
             Ratio is less than or equal to 4% months 1-12, 5% months 13-24 and 6%
             thereafter)                                                                                                Yes
           ------------------------------------------------------------------------------------------------------------------------


CUMULATIVE NET CHARGE-OFF RATE
    {25}   Net Losses since Initial Cut-off Date (Beginning of Period)                   {25}                          #N/A
                                                                                                                 ------------------
    {26}       Receivables becoming Defaulted Receivables during period                  {26}          $62,149
                                                                                               ---------------
    {27}       Cram Down Losses and other non-cash Adjustments occurring during period   {27}            1,070
                                                                                               ---------------
    {28}       Liquidation Proceeds collected during period                              {28}           15,357
                                                                                               ---------------
    {29}       Recoveries on Defaulted Receivables during period                         {29}                0
                                                                                               ---------------
    {30}       Net Losses during period {26} - {27} - {28} - {29}                        {30}           45,723
                                                                                               ---------------
    {31}   Net Losses since Initial Cut-off Date (End of Period)                         {31}                                45,723
                                                                                                                 ------------------
    {32}   Cumulative Net Loss Rate ({31}) / {Original Aggregate Principal Balance}      {32}                                  0.00%
                                                                                                                 ------------------

           ------------------------------------------------------------------------------------------------------------------------
           Compliance with Accelerated Reserve Fund Trigger?       Cumulative Net Loss Rate is less than or equal to:  N/A     Yes
           Complaince with Insurance Agreement Event of Default?   Cumulative Net Loss Rate is less than or equal to:  N/A     Yes
           ------------------------------------------------------------------------------------------------------------------------


EXTENSION RATE
    {33}   Number of Receivables extended during current period                          {33}              229
                                                                                               ---------------
    {34}   Beginning of Period Loans Outstanding                                         {34}           65,540
                                                                                               ---------------
    {35}   Extension Rate {33} divided by {34}                                           {35}                                  0.35%
                                                                                                                 ------------------
    {36}   Previous Monthly Extension Rate                                               {36}                          #N/A
                                                                                                                 ------------------
    {37}   Second previous Monthly Extension Rate                                        {37}                          #N/A
                                                                                                                 ------------------

    {38}   Average Extension Rate ({35} +{36} +{37}) / 3                                 {38}                          #N/A
                                                                                                                 ------------------

           ------------------------------------------------------------------------------------------------------------------------
           Compliance (Extension Test Pass is an Average Extension Rate less than 4%.)                                 #N/A
           ------------------------------------------------------------------------------------------------------------------------